UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 21, 2017

(Date of earliest event reported)

ImmuCell Corporation

(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

207-878-2770

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

On December 21, 2017, ImmuCell Corporation (the “Company”) announced the closing of a previously announced underwritten public offering of 417,807 shares of common stock at a price to the public of $7.30 per share pursuant to the Registration Statement on Form S-3 (Registration Statement No. 333-207635) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2015 and declared effective by the SEC on November 10, 2015, including the prospectus supplement dated December 19, 2017 to the prospectus included in the Registration Statement. This offering is discussed in greater detail in the Company’s press release dated December 19, 2017 and today’s press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Attached as Exhibit 5.1 to this Current Report and incorporated herein by reference is a copy of the opinion of Pierce Atwood LLP relating to the validity of the shares of common stock that were sold in the offering (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement between the Company and Craig-Hallum Capital Group LLC, dated December 19, 2017.
5.1	Opinion of Pierce Atwood LLP
23.1	Consent of Pierce Atwood LLP (contained in Exhibit 5.1)
99.1	Press Release of ImmuCell Corporation, dated December 21, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Date: December 21, 2017	By:	/s/ Michael F. Brigham
Michael F. Brigham
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement between the Company and Craig-Hallum Capital Group LLC, dated December 19, 2017.
5.1	Opinion of Pierce Atwood LLP
23.1	Consent of Pierce Atwood LLP (contained in Exhibit 5.1)
99.1	Press Release of ImmuCell Corporation dated December 21, 2017.